UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2015 (March 5, 2015)

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue

Dallas, Texas 75219

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 5, 2015, Energy Transfer Partners, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., RBC Capital Markets, LLC and UBS Securities LLC, as joint book-running managers and representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the public offering by the Partnership of $1.0 billion aggregate principal amount of its 4.050% Senior Notes due 2025, $500 million aggregate principal amount of its 4.900% Senior Notes due 2035 and $1.0 billion aggregate principal amount of its 5.150% Senior Notes due 2045 (collectively, the “Notes”). The offering of the Notes has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3ASR (Registration No. 333-202507) of the Partnership, as supplemented by the Prospectus Supplement dated March 5, 2015 relating to the Notes (together with the accompanying prospectus dated March 5, 2015, the “Prospectus Supplement”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on March 6, 2015. Closing of the issuance and sale of the Notes is scheduled for March 12, 2015.

The Underwriting Agreement contains customary representations, warranties and agreements by the Partnership, and customary conditions to closing, indemnification obligations of the Partnership and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

The Notes will be issued under the indenture dated as of January 18, 2005 (the “Indenture”), among the Partnership, as issuer, the subsidiary guarantors named therein, and Wachovia Bank, National Association, as supplemented by the Fourteenth Supplemental Indenture thereto (the “Supplemental Indenture”), between the Partnership and U.S. Bank National Association, as successor trustee. The terms of the Notes and the Supplemental Indenture are further described in the Prospectus Supplement under the captions “Description of Notes” and “Description of the Debt Securities,” which description is incorporated herein by reference and filed herewith as Exhibit 99.2. Such description does not purport to be complete and is qualified by reference to the Indenture, which is filed as an exhibit hereto and incorporated herein by reference, and to the Supplemental Indenture, which will be filed upon execution thereof.

Item 7.01.	Regulation FD Disclosure.

On March 6, 2015, the Partnership issued a press release relating to the pricing of the public offering of the Notes contemplated by the Underwriting Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement dated as of March 5, 2015 among the Partnership, Citigroup Global Markets Inc., RBC Capital Markets, LLC and UBS Securities LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated as of January 18, 2005 among the Partnership, as issuer, the subsidiary guarantors named therein, and Wachovia Bank, National Association, as trustee (filed as Exhibit 4.1 to Form 8-K of the Partnership filed January 19, 2005 and incorporated herein by reference).

99.1	Press Release, dated March 6, 2015, announcing the pricing of the Notes.

99.2	Description of Notes and Description of the Debt Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

	By:	Energy Transfer Partners GP, L.P.,
its general partner

	By:	Energy Transfer Partners, L.L.C,
its general partner

Date: March 11, 2015

/s/ Martin Salinas, Jr.
Martin Salinas, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated as of March 5, 2015 among the Partnership, Citigroup Global Markets Inc., RBC Capital Markets, LLC and UBS Securities LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated as of January 18, 2005 among the Partnership, as issuer, the subsidiary guarantors named therein, and Wachovia Bank, National Association, as trustee (filed as Exhibit 4.1 to Form 8-K of the Partnership filed January 19, 2005 and incorporated herein by reference).

99.1	Press Release, dated March 6, 2015, announcing the pricing of the Notes.

99.2	Description of Notes and Description of the Debt Securities.